UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 28, 2017

001-35922
(Commission file number)

PEDEVCO CORP.
(Exact name of registrant as specified in its charter)

Texas	22-3755993
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

4125 Blackhawk Plaza Circle, Suite 201
Danville, California 94506
 (Address of principal executive offices)

(855) 733-3826
(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)
Stockholder Approval of an Amendment to the PEDEVCO CORP. 2012 Equity Incentive Plan

At the Annual Meeting of Stockholders of the Company held on December 28, 2017 (the “Annual Meeting”), the stockholders of the Company approved an amendment to the Company’s Amended and Restated 2012 Equity Incentive Plan (the “Plan”) to increase by 1,500,000 (to 3,000,000), the number of shares of common stock reserved for issuance under the Plan. The Company’s stockholders approved the Plan in accordance with the voting results set forth below under Item 5.07. The increase to the Plan was originally approved by the Board of Directors of the Company on November 6, 2017, subject to stockholder approval.

The Plan was originally adopted in 2012. The material terms of the Plan were described in the Company’s Proxy Statement under the caption “Proposal 2 – Amendment to the PEDEVCO Corp. 2012 Equity Incentive Plan” filed with the SEC on November 8, 2017. The Plan provides for awards of incentive stock options, non-statutory stock options, rights to acquire restricted stock, stock appreciation rights, or SARs, and performance units and performance shares.  Incentive stock options granted under the Plan are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

The above description of the Plan does not purport to be complete, and is qualified in its entirety by reference to the full text of the Plan, which is attached as Exhibit 4.1 to the Company’s Registration Statement on Form S-8 filed with the U.S. Securities and Exchange Commission on December 28, 2017 and is incorporated by reference into this Item 5.02.

(e)
Restricted Stock and Option Awards

On December 28, 2017, the Company granted 150,000 shares of restricted Company common stock under the Plan to each member of the Company’s Board of Directors – Messrs. Ingriselli, McAfee and Steinberg, and Ms. Smith – which shares vest on the date in 2018 that corresponds with each director’s original appointment date to the Company’s Board of Directors as a non-employee director, in each case subject to the recipient of the shares being a member of the Company’s Board of Directors on such vesting date, and subject to the terms and conditions of a Restricted Shares Grant Agreement entered into by and between the Company and the recipient. These shares were granted in accordance with the terms of the Company’s Board Compensation Program, as revised by the Board of Directors for the current year to reduce the number of shares of restricted Company common stock issuable to each director to a fixed 150,000 shares rather than shares valued at $60,000 as of the date of grant, which would have otherwise exceeded 150,000 shares granted to each director.

In addition, on December 28, 2017, in connection with the Company’s annual compensation review process, the Company granted restricted stock awards to Messrs. Michael L. Peterson (President and Chief Executive Officer) and Clark R. Moore (Executive Vice President, General Counsel and Secretary), of 410,000 and 260,000 shares, respectively, and options to purchase 150,000 shares of common stock to Gregory Overholtzer (Chief Financial Officer), which options have an exercise price of $0.3088 per share and expire in five (5) years from the date of grant. The restricted stock and option awards were granted under the Plan, as amended. The restricted stock and option awards vest as follows: 50% of the shares/options on the six (6) month anniversary of December 28, 2017 (the “Grant Date”); (ii) 30% on the twelve (12) month anniversary of the Grant Date; and (iii) 20% on the eighteen (18) month anniversary of the Grant Date, in each case subject to the recipient of the shares or options being an employee of or consultant to the Company on such vesting date, and subject to the terms and conditions of a Restricted Shares Grant Agreement or Stock Option Agreement, as applicable, entered into by and between the Company and the recipient.

A copy of the form of Restricted Shares Grant Agreement and form of Stock Option Agreement for the awards granted on December 28, 2017 are attached as Exhibits 4.2 and 4.3, respectively, to the Company’s Registration Statement on Form S-8 filed with the U.S. Securities and Exchange Commission on October 31, 2013 and are incorporated by reference into this Item 5.02.

Rescission of Restricted Stock Awards

On December 28, 2017, the Company and Mr. David Z. Steinberg, a member of the Company’s Board of Directors, entered into a Rescission Agreement (the “Rescission Agreement”) pursuant to which the Company and Mr. Steinberg agreed to cancel and rescind an aggregate of 75,975 shares of restricted Company Common Stock originally granted to Mr. Steinberg pursuant to the Board Compensation Program in 2015 and 2016.

The foregoing description of the Rescission Agreement is qualified in its entirety by the full text of the document which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated in this Item 5.02 by reference.

Item 5.07  Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the stockholders (i) elected four director nominees, (ii) approved the amendment to the Plan (described in greater detail above under Item 5.02), (iii) approved, on an advisory basis, the appointment of GBH CPA’s, PC, as the Company’s independent registered public accounting firm for the 2017 fiscal year, (iv) approved, on a non-binding advisory basis, the compensation awarded to the Company’s named executive officers for 2017, (v) approved, on a non-binding advisory basis, the frequency of the advisory vote on compensation of our named executive officers as being every three years (i.e., three years received the greatest number of votes cast on such proposal), and (vi) approved the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies, provided that such adjournment was not necessary.

A total of 2,492,075 shares were present in person or by proxy and represented at the Annual Meeting, which shares constituted a quorum (over 33 1/3% of our outstanding voting shares) based on 6,151,354 shares entitled to vote at the Annual Meeting as of the October 30, 2017 record date for the Annual Meeting. At the Annual Meeting, the Company’s shareholders voted on the following proposals described in greater detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on November 8, 2017, and summarized below. There was no solicitation in opposition to management’s nominees as listed in its proxy statement and all such nominees were elected to the class of directors. There were no broker non-votes applicable to the proposals to come before the Annual Meeting.

The results of the voting for each of the proposals were as follows:

1.
Election of Directors:

	For	Against	BrokerNon-Votes
Frank C. Ingriselli	2,293,198	120,860	0
Adam McAfee	2,292,588	121,470	0
Elizabeth P. Smith	2,357,523	56,535	0
David Z. Steinberg	2,354,301	59,757	0

2.
To approve an amendment to the Company’s 2012 Equity Incentive Plan, to increase by 1,500,000 the number of shares of common stock reserved for issuance under the plan:

For:	1,943,075

Against:	470,332

Abstain:	651

Broker Non-Votes	0

3.
Ratification of the appointment of GBH CPA’s, PC, as the Company’s independent auditors for the fiscal year ending December 31, 2017:

For:	2,374,664

Against:	34,103

Abstain:	5,291

Broker Non-Votes	0

4.
To approve, by non-binding vote, the compensation of the Company’s named executive officers:

For:	2,290,493

Against:	122,284

Abstain:	1,281

Broker Non-Votes	0

5.
To recommend, by non-binding vote, the frequency of holding advisory votes on the compensation of the Company’s named executive officers:

1 Year:	751,555

2 Years:	145,209

3 Years:	1,488,951

Abstain:	106,360

Broker Non-Votes	0

6.
To approve the adjournment of the Annual Meeting, if necessary or appropriate:

For:	1,833,876

Against:	579,519

Abstain:	663

Broker Non-Votes	0

As such, each of the four (4) director nominees were duly appointed to the Board of Directors by a plurality of the votes cast (and Mr. Steinberg, the Series A Preferred Stock nominee was further appointed by the Series A Preferred Stock holder)(there was no solicitation in opposition to management’s nominees as listed in its proxy statement), each to serve a term of one year and until their respective successors have been elected and qualified, or until their earlier resignation or removal, and proposals 2, 3, 4 and 6 were separately approved and ratified by the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on, and who voted for, against, or expressly abstained with respect to, each such proposal, notwithstanding the fact that proposal 4 was non-binding. Finally, proposal 5, which was also non-binding, received the most votes for holding future advisory votes on executive compensation every “3 years”.

Furthermore, in light of the voting results with respect to the frequency of holding a non-binding, advisory vote on executive compensation, and consistent with the fact that such period received the highest number of votes cast at the Annual Meeting, the Board of Directors has determined that the Company will hold future non-binding, advisory votes of stockholders to approve the compensation of the named executive officers every three years until the next non-binding, advisory stockholder vote on the frequency of stockholder votes on executive compensation, or until the Board of Directors otherwise determines a different frequency for such non-binding, advisory votes.

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	PEDEVCO Corp. Amended and Restated 2012 Equity Incentive Plan (1)
4.2	PEDEVCO Corp. 2012 Equity Incentive Plan Form of Restricted Shares Grant Agreement (2)
4.3	PEDEVCO Corp. 2012 Equity Incentive Plan Form of Stock Option Agreement (2)
10.1*	Rescission Agreement, dated December 28, 2017, entered into by and between David Z. Steinberg and PEDEVCO Corp.

(1) Filed on December 28, 2017, as an exhibit to the Company’s Registration on Form S-8 and incorporated herein by reference (File No. 333-222335).
(2) Filed on October 31, 2013, as an exhibit to the Company’s Registration on Form S-8 and incorporated herein by reference (File No. 333-192002).
* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEDEVCO CORP.

By:	/s/ Michael L. Peterson
Michael L. Peterson
President and Chief Executive Officer

Date: December 29, 2017

EXHIBIT INDEX

Exhibit No.	Description

4.1	PEDEVCO Corp. Amended and Restated 2012 Equity Incentive Plan (1)
4.2	PEDEVCO Corp. 2012 Equity Incentive Plan Form of Restricted Shares Grant Agreement (2)
4.3	PEDEVCO Corp. 2012 Equity Incentive Plan Form of Stock Option Agreement (2)
10.1*	Rescission Agreement, dated December 28, 2017, entered into by and between David Z. Steinberg and PEDEVCO Corp.

(1) Filed on December 28, 2017, as an exhibit to the Company’s Registration on Form S-8 and incorporated herein by reference (File No. 333-222335).
(2) Filed on October 31, 2013, as an exhibit to the Company’s Registration on Form S-8 and incorporated herein by reference (File No. 333-192002).
* Filed herewith.